UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2007

                                PerkinElmer, Inc.
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               (Exact Name of Registrant as Specified in Charter)

       Massachusetts               001-05075                  04-2052042
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  (State or Other Juris-          (Commission                (IRS Employer
 diction of Incorporation)        File Number)            Identification No.)

 940 Winter Street, Waltham, Massachusetts               02451
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 (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (781) 663-6900

                                 Not applicable.
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On April 26, 2007, PerkinElmer, Inc. announced its financial results for the quarter ended April 1, 2007. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

       (d)      Exhibits

                The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

                99.1 Press Release entitled "PerkinElmer Announces Q1 2007 Results", issued by PerkinElmer, Inc. on April 26, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PERKINELMER, INC.

Date:  April 26, 2007                       By: /s/ Jeffrey D. Capello

                                            Jeffrey D. Capello

                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press release entitled "PerkinElmer Announces Q1 2007
                        Results", issued by PerkinElmer, Inc. on April 26, 2007.